UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2020

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	717 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 28, 2020, Orrstown Financial Services, Inc. (the “Company”) held its annual meeting of shareholders and values their feedback. The Board of Directors will carefully consider the voting results of the annual meeting and will continue to engage with our shareholders on these important issues.
The following is a record of the vote on each matter presented at the annual meeting.

(1) Elect three (3) directors to Class A for three (3) year terms expiring in 2023.
An average of 88% of the votes cast were voted for each of the three nominees for election to the Company’s Board of Directors.

Nominee	For	Withheld	Broker Non-Vote
Cindy J. Joiner, CPA	6,306,332	912,338	1,565,284
Eric A. Segal	6,539,755	678,915	1,565,284
Joel R. Zullinger	6,176,146	1,042,524	1,565,284

(2) Approve a non-binding advisory vote regarding the compensation paid to our named executive officers ("Say-On-Pay").
Approximately 71% of the votes cast were voted to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
4,875,969	2,035,393	307,308	1,565,284

(3) Ratify the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Approximately 98% of the votes cast were voted to ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company.

For	Against	Abstain
8,507,098	174,893	101,963

There were no broker non-votes on the ratification of the independent registered public accounting firm.

(4) Transact such other business as may properly come before the Annual Meeting.
Approximately 56% of the votes cast were voted in support of the other business matter.

For	Against	Abstain	Broker Non-Vote
3,933,140	3,141,338	144,192	1,565,284

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: April 30, 2020	By:	/s/ Thomas R. Brugger
Thomas R. Brugger Executive Vice President and Chief Financial Officer (Duly Authorized Representative)